                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14A OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_]CONFIDENTIAL, FOR USE OF THE
[_]Preliminary Proxy Statement               COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         COINMACH LAUNDRY CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------

  (5) Total fee paid:

    ------------------------------------------------------------------------

[_]Fee paid previously by written preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid: ________________________________________________

  (2) Form, Schedule or Registration Statement No.: __________________________

  (3) Filing Party: __________________________________________________________

  (4) Date Filed: ____________________________________________________________

                         COINMACH LAUNDRY CORPORATION
                                55 LUMBER ROAD
                            ROSLYN, NEW YORK 11576

                                                                   May 19, 1998

Dear Stockholder:

  On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Stockholders of Coinmach Laundry Corporation to be held on Tuesday, June 9, 1998 at 10:00 a.m. at the offices of the Company located at 2519 South Tryon, Charlotte, North Carolina 28203.

  At the Special Meeting you will be asked to approve proposals to amend the Company's Third Amended and Restated Certificate of Incorporation to increase the number of the Company's authorized Class A Common Stock from 15,000,000 to 35,000,000 shares and to increase the number of the Company's authorized Series Preferred Stock from 1,000,000 to 20,000,000 shares. The Company's Board of Directors approved these proposals because it believes that the increases in the authorized Class A Common Stock and the authorized Series Preferred Stock will provide the Company with added flexibility in executing financings, acquisitions, stock dividends and distributions, issuances under employee stock plans and other transactions involving the use of stock.

  The Board believes that these proposals are in the best interests of the Company and its Stockholders and recommends that you vote FOR approval of the proposals.

  Regardless of the number of shares you may hold, your vote is important. Whether or not you expect to attend the Special Meeting, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope.

                                          Sincerely,

                                          Stephen R. Kerrigan
                                          Chairman of the Board
                                          and Chief Executive Officer

                         COINMACH LAUNDRY CORPORATION
                                55 LUMBER ROAD
                            ROSLYN, NEW YORK 11576

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 9, 1998

  NOTICE IS HEREBY GIVEN that a Special Meeting (the "Special Meeting") of the holders (the "Stockholders") of Class A common stock, par value $.01 per share ("Class A Common Stock") of Coinmach Laundry Corporation (the "Company") will be held on Tuesday, June 9, 1998 at 10:00 a.m. local time at the offices of the Company located at 2519 South Tryon, Charlotte, North Carolina 28203 for the following purposes:

  (1) To consider and vote upon a proposal to amend the Company's Third Amended and Restated Certificate of Incorporation to increase the number of the Company's authorized Class A Common Stock from 15,000,000 to 35,000,000 shares; and

  (2) To consider and vote upon a proposal to amend the Company's Third Amended and Restated Certificate of Incorporation to increase the number of the Company's authorized Series Preferred Stock, par value $.01 per share from 1,000,000 to 20,000,000 shares.

  Each of the proposals must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock.

  The Board of Directors has fixed the close of business on May 19, 1998 as the record date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting, including any adjournments or postponements thereof.

  Please read the enclosed Proxy Statement carefully.

  You are cordially invited to attend the Special Meeting in person. If you would like to attend the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Special Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of your shares. You must also bring a form of personal identification. Whether you plan to attend the Special Meeting or not, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope. No postage is required if mailed in the United States. If you attend the Special Meeting, you may vote either in person or by proxy.

                                          By Order of the Board of Directors

                                          Robert M. Doyle
                                          Secretary
Roslyn, New York
May 19, 1998

                         COINMACH LAUNDRY CORPORATION
                                55 LUMBER ROAD
                            ROSLYN, NEW YORK 11576

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS

                                 JUNE 9, 1998

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (sometimes hereinafter referred to as the "Board" or the "Board of Directors") of Coinmach Laundry Corporation (the "Company") to be voted at the special meeting (the "Special Meeting") of the holders (the "Stockholders") of the Company's class A common stock, par value $.01 per share ("Class A Common Stock"), to be held on June 9, 1998 at 10:00 a.m., eastern standard time, at the offices of the Company located at 2519 South Tryon, Charlotte, North Carolina 28203 and at any postponement or adjournment thereof, for the purpose set forth in the foregoing Notice of Special Meeting of Stockholders. This Proxy Statement and the enclosed form of proxy are being sent to Stockholders commencing on or about May 21, 1998.

  All expenses incident to the solicitation of proxies, including without limitation, preparing, assembling and mailing the proxy solicitation materials, will be paid by the Company. The Company has retained Corporate Investor Communications, Inc. to assist in soliciting proxies for a fee of approximately $1500, which includes reimbursement of reasonable out-of-pocket expenses. Additional solicitation by mail, telephone, telecopier or by personal solicitation may be effected by directors, officers and regular employees of the Company, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A Common Stock as of the Record Date (as hereinafter defined) will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable out-of-pocket expenses.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

RECORD DATE AND SHARE OWNERSHIP

  The Board of Directors has fixed the close of business on May 19, 1998 as the record date for the determination of the Stockholders entitled to receive notice of, and to vote at, the Special Meeting (the "Record Date"). As of the Record Date, the Company had two classes of stock outstanding: (i) Class A Common Stock; and (ii) Class B Non-Voting Common Stock, par value $.01 per share (the "Non-Voting Common Stock"). Holders of record of Class A Common Stock at the close of business on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, there were 12,687,135 shares of Class A Common Stock issued and outstanding and 480,648 shares of Non-Voting Common Stock issued and outstanding. On the Record Date, no shares of the Company's Series Preferred Stock, par value $.01 per share ("Series Preferred Stock") were issued and outstanding.

VOTING AND QUORUM

  Each of the proposals set forth in the attached Notice of Special Meeting must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock. Each share of Class A Common Stock, the only securities of the Company entitled to vote at the Special Meeting, will be entitled to one vote at the Special Meeting. Holders of Class A Common Stock are not entitled to cumulate their votes on any matter to be considered at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Class A Common Stock outstanding on the Record Date constitutes a quorum for the transaction of business at the Special Meeting.

  Abstentions and broker non-votes (as hereinafter defined) are counted for the purpose of determining whether a quorum is present at the Special Meeting. For the purpose of determining whether either of the proposals has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those shares of Class A Common Stock will not be included in the vote total and will have the same effect as a vote at the Special Meeting against approval of the proposals.

PROXIES AND REVOCATION OF PROXIES

  Proxies in the enclosed form are solicited by the Board of Directors in order to provide each Stockholder an opportunity to vote on the proposals scheduled to come before the Special Meeting, whether or not the Stockholder attends the Special Meeting in person. All proxies received pursuant to this solicitation will be voted except where authority to vote is specifically withheld or the Stockholder has elected to abstain and, where a choice is specified as to the proposals, they will be voted in accordance with such specification. In the absence of specific directions, properly executed proxies will be voted "FOR" the proposal to amend the Company's Third Amended and Restated Certificate of Incorporation to increase the Company's authorized Class A Common Stock from 15,000,000 to 35,000,000 shares and "FOR" the proposal to amend the Company's Third Amended and Restated Certificate of Incorporation to increase the Company's authorized Series Preferred Stock from 1,000,000 to 20,000,000 shares. Any Stockholder submitting a proxy has the power to revoke the proxy prior to its exercise. A proxy may be revoked (a) by delivering to the Secretary of the Company at or prior to the Special Meeting an instrument of revocation or a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked or (b) at the Special Meeting if the Stockholder is present and elects to vote in person. Mere attendance at the Special Meeting will not serve to revoke a proxy.

NO DISSENTERS' RIGHTS

  Stockholders have no dissenters' or appraisal rights with respect to any of the matters to be acted on at the Special Meeting.

                                 THE PROPOSALS

PROPOSAL NO. 1: AMENDMENT TO INCREASE AUTHORIZED CLASS A COMMON STOCK

  The Board of Directors has unanimously adopted a resolution approving and recommending to the Stockholders for their adoption and approval an amendment to ARTICLE FOUR of the Company's Third Amended and Restated Certificate of Incorporation, which amendment would increase the number of the Company's authorized Class A Common Stock from 15,000,000 to 35,000,000 shares. The additional shares of Class A Common Stock for which authorization is sought would be a part of the existing class of Class A Common Stock, and, if and when issued by the Board of Directors in its discretion for any proper corporate purpose, would have the same rights and privileges as the shares of Class A Common Stock currently outstanding. These additional shares could be issued without further action by Stockholders, unless required by applicable law or NASDAQ rules. Holders of shares of Class A Common Stock do not have any preemptive rights.

  The Board of Directors believes that the increase in the number of shares of authorized Class A Common Stock will be advantageous to the Company and its Stockholders because it will provide the Company with added flexibility in executing financings, acquisitions, stock dividends and distributions, issuances under employee stock plans and other transactions involving the use of stock, without the expense and delay of a special Stockholders' meeting for each such issuance.

  The Company currently has no commitments or arrangements with respect to the issuance of any of the proposed additional shares of Class A Common Stock. However, the Company regularly evaluates its capital structure and is considering, subject to favorable market conditions and satisfactory arrangements with potential investors, the possibility of issuing securities that would be convertible into shares of Class A Common Stock. There can be no assurance that the Company will determine to proceed with any such offering.

  As of May 19, 1998, 12,687,135 of the 15,000,000 shares of Class A Common Stock currently authorized were issued and outstanding and 2,078,694 shares of Class A Common Stock were reserved for issuance

(including shares reserved for issuance upon conversion of the Non-Voting Common Stock, shares reserved for issuance upon conversion of certain indebtedness of the Company, shares reserved for issuance pursuant to the Company's Second Amended and Restated 1996 Employee Stock Option Plan and shares reserved for issuance, pursuant to certain stock options granted to members of management and others).

  Although the Board has no present intention of doing so, the Company's authorized but unissued Class A Common Stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The Company is not aware of any pending effort to obtain control of the Company.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION AND APPROVAL OF PROPOSAL NO. 1.

PROPOSAL NO. 2: AMENDMENT TO INCREASE AUTHORIZED SERIES PREFERRED STOCK

  The Board of Directors has unanimously adopted a resolution approving and recommending to the Stockholders for their adoption and approval an amendment to ARTICLE FOUR of the Company's Third Amended and Restated Certificate of Incorporation, which amendment would increase the number of the Company's authorized Series Preferred Stock from 1,000,000 to 20,000,000 shares. The additional shares of Series Preferred Stock for which authorization is sought would be part of the existing class of Series Preferred Stock and, would be issuable upon the authorization of the Board of Directors in one or more series, each having such designations, powers, preferences and rights including without limitation, dividend rates, conversion prices, voting rights, redemption prices and maturity dates and such qualifications, restrictions and limitations as may be fixed by the Board of Directors in accordance with the provisions of the Company's Third Amended and Restated Certificate of Incorporation, as amended, and as permitted by Delaware law. These additional shares could be issued without further action by Stockholders unless required by applicable law or the rules of any stock exchange on which such shares may be listed.

  The Board of Directors believes that the increase in the number of shares of authorized Series Preferred Stock will be advantageous to the Company and its Stockholders because it will provide the Company with added flexibility in executing financings, acquisitions, stock dividends and distributions and other transactions involving the use of stock without the expense and delay of a special Stockholders' meeting for each such issuance. The Company currently has no commitments or arrangements with respect to the issuance of any of the proposed additional shares of Series Preferred Stock. However, the Company regularly evaluates its capital structure and is considering, subject to favorable market conditions and satisfactory arrangements with potential investors, the possibility of issuing securities, including shares of Series Preferred Stock, that would be convertible into shares of its Class A Common Stock. There can be no assurance that the Company will determine to proceed with any such offering.

  As of May 19, 1998, none of the 1,000,000 shares of Series Preferred Stock currently authorized were issued and outstanding or reserved for issuance. The Board of Directors has no present intention to issue any shares of Series Preferred Stock. Series Preferred Stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The Company is not aware of any pending effort to obtain control of the Company.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION AND APPROVAL OF PROPOSAL NO. 2.

                          CERTAIN VOTING ARRANGEMENTS

  The Company and each of Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR"), the holder of 3,008,402 shares of Class A Common Stock (or approximately 23.7% of the outstanding Class A Common Stock entitled to vote at the Special Meeting), MCS Capital, Inc. ("MCS"), the holder of 321,869 shares of Class A Common Stock (or approximately 2.5% of the outstanding Class A Common Stock entitled to vote at the Special Meeting), Mitchell Blatt, the holder of 298,845 shares of Class A Common Stock (or approximately 2.4% of the outstanding Class A Common Stock entitled to vote at the Special Meeting), President and Fellows of Harvard

College, the holders of 100,273 shares of Class A Common Stock (or approximately 0.8% of the outstanding Class A Common Stock entitled to vote at the Special Meeting), and Robert M. Doyle, Michael E. Stanky, Charles Prato, James N. Chapman, Michael Marrus, David Tulkop, Russell Harrison, Sash A. and Mary Spencer, the holders of an aggregate of 174,104 shares of Class A Common Stock (or approximately 1.4% of the outstanding Class A Common Stock entitled to vote at the Special Meeting), are parties to a Voting Agreement dated July 23, 1996, pursuant to which such Stockholders agreed to vote their shares of Class A Common Stock so that the Board of Directors will consist of (i) two persons designated by GTCR (currently Messrs. Rauner and Donnini), (ii) two persons who are officers, employees or management of the Company and are designated by the holders of a majority of Class A Common Stock held by executive officers of the Company (currently Messrs. Kerrigan and Blatt),
(iii) two persons jointly designated by GTCR and Mr. Kerrigan (currently Mr. Chapman and Dr. Laffer), and (iv) one person designated by GTCR and approved by Mr. Kerrigan (currently Mr. Cerri).

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL HOLDERS AND MANAGEMENT

  The following table sets forth the beneficial ownership of Class A Common Stock as of May 19, 1998, by (i) each person known by the Company to own more than 5% of the outstanding shares of Class A Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group. Except as set forth in the footnotes to the table, the persons and entities named in the table have sole voting and investment power with respect to all shares of Class A Common Stock which they beneficially own.

                                                       AMOUNT AND
                                                       NATURE OF
                                                       BENEFICIAL     PERCENT OF
     BENEFICIAL OWNER                                  OWNERSHIP       CLASS (1)
     ----------------                                  ----------     ----------
     Golder, Thoma, Cressey, Rauner Fund IV, L.P. .... 3,008,402(2)      23.7%
     6100 Sears Tower
     Chicago, IL 60606
     Strong Capital Management, Inc................... 1,530,500(3)      12.1%
     100 Heritage Reserve
     Menomonee Falls, WI 53051
     Capital Group Companies Inc. .................... 1,073,800(4)       8.5%
     333 South Hope Street, 52nd Flr.
     Los Angeles, CA 90071
     J&W Seligman & Co. Inc. .........................   886,700(5)       7.0%
     100 Park Avenue, 8th Floor
     New York, NY 10006
     Warburg Pincus Asset Management..................   763,400(6)       6.0%
     466 Lexington Avenue
     New York, NY 10017
     Palisade Capital Management L.L.C................   761,000(7)       6.0%
     One Bridge Plaza
     Suite 695
     Fort Lee, NJ 07024
     MCS Capital, Inc. ...............................   445,110(8)       3.5%
     c/o Coinmach Corporation
     521 East Morehead, Suite 590
     Charlotte, NC 28202
     OFFICERS AND DIRECTORS
     ----------------------
     Stephen R. Kerrigan..............................   445,110(8)       3.5%
     Mitchell Blatt...................................   358,845(9)       2.8%
     Robert M. Doyle..................................   124,233(10)      1.0%
     Michael E. Stanky................................    85,155(11)        *
     John E. Denson...................................     9,046(12)        *
     Bruce V. Rauner.................................. 3,008,402(2)      23.7%
     David A. Donnini................................. 3,008,402(2)      23.7%
     James N. Chapman.................................    20,064(13)        *
     Arthur B. Laffer.................................    30,000(14)        *
     Stephen G. Cerri.................................    30,000(14)        *
     All Officers and Directors as a group (10
      persons)........................................ 4,110,855(15)     31.5%

--------
  *Percentage of shares beneficially owned does not exceed 1% of Class A
   Common Stock outstanding.
 (1) Share percentage ownership is rounded to nearest tenth of 1% and reflects the effect of dilution as a result of outstanding options to the extent such options are, or within 60 days will become, exercisable. Shares underlying any option which was exercisable on May 19, 1998 or becomes exercisable within the next 60 days ("Presently Exercisable Options") are deemed outstanding only for purposes of computing the share ownership and share ownership percentage of the holder of such option. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Presently Exercisable Options are deemed to be outstanding and to be beneficially owned by the person or group holding such options for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.
 (2) Such shares are held by GTCR, of which GTCR IV, L.P. ("GTCR IV"), is the general partner. Mr. Rauner and Mr. Donnini are principals of Golder, Thoma, Cressey, Rauner, Inc., the general partner of GTCR IV. Mr. Rauner and Mr. Donnini each disclaim beneficial ownership of such shares.
 (3) Based on a report on Schedule 13G filed by Strong Capital Management, Inc. ("Strong") with the SEC on March 10, 1998. Strong has sole voting power as to 1,104,050 shares and sole investment power as to 1,530,500 shares.
 (4) Based on a report on Schedule 13G filed by Capital Group Companies Inc. ("Capital") with the SEC on February 11, 1998. Capital has sole voting power as to 551,700 shares and sole investment power as to 1,073,800 shares. Capital has disclaimed beneficial ownership of all shares pursuant to Rule 13d-4 of the Securities Exchange Act of 1934, as amended.
 (5) Based on an amendment to a report on Schedule 13G filed by J&W Seligman & Co. Inc. ("Seligman") with the SEC on February 12, 1998. Seligman has shared voting power as to 886,700 shares and shared investment power as to 886,700 shares. William C. Morris, as the owner of a majority of the outstanding voting securities of Seligman, may be deemed to beneficially own the shares reported to be owned by Seligman.
 (6) Based on a report on Form 13F filed by Warburg Pincus Asset Management ("Warburg Pincus") with the SEC on April 13, 1998. Warburg Pincus has sole voting power with respect to 377,000 shares and shared voting power with respect to 336,600 shares.
 (7) Based on a report on Schedule 13G filed by Palisade Capital Management LLC with the SEC on January 16, 1998.
 (8) Such shares are owned beneficially by MCS, a corporation controlled by Mr. Kerrigan. Includes shares underlying Presently Exercisable Options held by MCS to purchase an aggregate of 123,241 shares of Class A Common Stock at an exercisable price of $11.90 per share. Does not include shares underlying options held by MCS to purchase an aggregate of 184,857 shares of Class A Common Stock at an exercise price of $11.90 per share, which options are not Presently Exercisable Options.
 (9) Includes shares underlying Presently Exercisable Options to purchase an aggregate of 20,000 shares of Class A Common Stock at an exercise price of $11.90 per share and 40,000 shares of Class A Common Stock at an exercise price of $14.00 per share. Does not include shares underlying options to purchase an aggregate of 80,000 shares of Class A Common Stock at an exercise price of $11.90 per share and 60,000 shares of Class A Common Stock at an exercise price of $14.00 per share, which options are not Presently Exercisable Options.
(10) Includes shares underlying Presently Exercisable Options to purchase an aggregate of 48,756 shares of Class A Common Stock at an exercise price of $11.90 per share. Does not include shares underlying options to purchase an aggregate of 123,134 shares of Class A Common Stock at an exercise price of $11.90 per share, which options are not Presently Exercisable Options.
(11) Includes shares underlying Presently Exercisable Options to purchase an aggregate of 41,409 shares of Class A Common Stock at exercise price of $11.90 per share and 20,000 shares of Class A Common Stock at an exercise price of $14.00 per share. Does not include shares underlying options to purchase an aggregate of 62,112 shares of Class A Common Stock at an exercise price of $11.90 per share and 30,000 shares of Class A Common Stock at an exercise price of $14.00 per share, which options are not Presently Exercisable Options.
(12) Represents shares underlying Presently Exercisable Options to purchase an aggregate of 9,046 shares of Class A Common Stock at an exercisable price of $11.90 per share. Does not include shares underlying options to purchase an aggregate of 17,253 shares of Class A Common Stock at an exercise price of $11.90 per share, which options are not Presently Exercisable Options.

(13) Includes shares underlying Presently Exercisable Options to purchase an aggregate of 11,503 shares of Class A Common Stock at an exercise price of $11.90 per share. Does not include shares underlying options to purchase an aggregate of 17,253 shares of Class A Common Stock at an exercise price of $11.90 per share, which options are not Presently Exercisable Options.
(14) Represents shares underlying Presently Exercisable Options to purchase an aggregate of 30,000 shares of Class A Common Stock at an exercise price of $14.00 per share. Does not include shares underlying options to purchase an aggregate of 30,000 shares of Class A Common Stock at an exercise price of $14.00 per share, which options are not Presently Exercisable Options.
(15) In calculating the shares beneficially owned by executive officers and directors as a group, (i) 3,008,402 shares of Class A Common Stock owned by GTCR and included in the beneficial ownership amounts of each of Messrs. Rauner and Donnini, and (ii) 445,110 shares of Class A Common Stock owned by MCS and included in the beneficial ownership amount of Mr. Kerrigan, in each case as set forth in the table above, are included only once. In calculating the percentage of shares owned by executive officers and directors as a group, the shares of Class A Common Stock underlying all options which are beneficially owned by executive officers and directors and which are Presently Exercisable Options are deemed outstanding.

                             STOCKHOLDER PROPOSALS

  Proposals of Stockholders intended to be presented at the 1998 Annual Meeting of Stockholders of the Company were required to be received by the Company for inclusion in the Proxy Statement and form(s) of proxy relating to such Annual Meeting no later than February 12, 1998. Proposals of Stockholders intended to be presented at the 1999 Annual Meeting of Stockholders of the Company must be received by the Company for inclusion in the Proxy Statement and form(s) of proxy relating to such Annual Meeting no later than February 16, 1999. Stockholder proposals should be directed to the attention of the Secretary of the Company at the Company's principal executive offices at 55 Lumber Road, Roslyn, New York 11576. Timely receipt of a Stockholder's proposal will satisfy only one of several conditions established by the Securities and Exchange Commission for inclusion in the Company's proxy materials.

                                 OTHER MATTERS

  The Board of Directors knows of no other business to be transacted at the Special Meeting.

                                          By Order of the Board of Directors

                                          Robert M. Doyle
                                          Secretary

Roslyn, New York
May 19, 1998

                         COINMACH LAUNDRY CORPORATION

              Solicited by the Board of Directors of the Company

                              Stockholder's Proxy

     The undersigned hereby appoints Stephen R. Kerrigan and Robert M. Doyle, or any one or more of them, each with full power of substitution, the proxy or proxies of the undersigned to vote the shares of Class A Common Stock of Coinmach Laundry Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Coinmach Laundry Corporation (the "Company") to be held on June 9, 1998, at 10:00 a.m., at the offices of the Company located at 2519 South Tryon, Charlotte, North Carolina 28203

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and at any and all adjournments or postponements thereof.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

The shares represented by this proxy, which revokes all prior proxies, will be voted as directed by the stockholder. If no direction is given, such shares will be voted "FOR" Items 1 and 2.

     --------------  --------------------
     ACCOUNT NUMBER  Class A Common Stock

         The Board of Directors Recommends a Vote "FOR" Items 1 and 2

Item 1 -- Proposal to amend the Company's Third Amended and Restated Certificate of Incorporation to increase the number of the Company's authorized Class A Common Stock, par value $.01 per share from 15,000,000 to 35,000,000 shares.

     FOR                      AGAINST                         ABSTAIN
     [ ]                        [ ]                             [ ]

Item 2 -- Proposal to amend the Company's Third Amended and Restated Certificate of Incorporation to increase the number of the Company's authorized Series Preferred Stock, par value $.01 per share from 1,000,000 to 20,000,000 shares.

     FOR                      AGAINST                         ABSTAIN
     [ ]                        [ ]                             [ ]

Please mark, date and sign your name exactly as it appears at the left and return promptly in the enclosed envelope. For joint accounts, each joint owner should sign. When signing as an attorney, executor, administrator, trustee, guardian, or other officer of a corporation, please give your full title as such. If stock is owned by a partnership or corporation, please indicate your capacity in signing the proxy.

Date                                                                        1998
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Signature

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Signature